SUBSCRIPTION AGREEMENT
TOP GEAR INC.

THIS SUBSCRIPTION AGREEMENT (the “Subscription Agreement”), by and between Top Gear Inc., a Delaware corporation (the “Corporation”), and the subscriber, who is not a resident of the U.S. and whose name and signature appear on the signature page hereof (“Subscriber”), is effective as of ___________________.

In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.      Subscription for Shares

1.1.        Subscription.  Subject to the terms and conditions set forth herein, the Subscriber hereby subscribes for and agrees to purchase from the Corporation, __________ (________) shares (the “Shares”) of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), at a price equal to $___________ per share, for an aggregate purchase price equal to ____________ Dollars ($________)(the “Subscription Price”).

1.2.        Payment; Delivery of Documents.  On the date hereof, the Subscriber has paid to the Corporation __________ ($___________), being the full Subscription Price hereunder.

1.3.        Conditions to Acceptance of Subscription.  Subscriber acknowledges that this subscription is irrevocable but conditioned upon acceptance by the Corporation.  As soon as practicable after the acceptance hereof, the Corporation shall cause to be delivered to the undersigned a certificate representing the Shares registered in the name of the undersigned.  The Corporation represents to the undersigned that the Shares, when issued and delivered in accordance with this Subscription Agreement, will represent duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock of the Corporation.

2.      Closing.  The closing of the sale of the Shares (the “Closing”) shall take place at the offices of the Corporation on the date that the subscription is accepted, in whole or in part, by the Corporation (the “Closing Date”).  At the Closing, the Corporation shall issue and deliver to the Subscriber a stock certificate or certificates, registered in the name of the Subscriber, evidencing the Shares being purchased hereunder.

3.      Representations, Warranties, Acknowledgments and Agreements of the Subscriber

The Subscriber hereby represents, warrants, acknowledges, understands and agrees (as the case may be) that:

3.1.        Shares of Common Stock Not Registered.   The Subscriber hereby acknowledges that the shares of Common Stock will not be issued by the Corporation pursuant to a Registration under the Securities Act of 1933, as amended (the “Securities Act”).  The term “Registration” means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to registration) which has then resulted in statutory or administration authorization for the proposed transaction; and the term “Applicable Laws” means any applicable state securities laws and the rules and regulations thereunder and, to the extent applicable, to offers or sales of securities.  No federal or state agency has reviewed the issuance of the shares of Common Stock pursuant hereto or approved or disapproved the shares of Common Stock to be issued pursuant hereto for investment or any other purpose.  The shares of Common Stock are issued pursuant hereto in reliance upon a specific exemption from the Registration requirement of the Securities Act which depends, in part, upon the accuracy of the representations, warranties and agreements of Shareholders set forth in this Subscription Agreement.

3.2.        Investment Intent.  Subscriber is acquiring the Shares for Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, which resale, distribution or fractionalization would violate the Securities Act.  The Subscriber agrees that a legend to the foregoing effect may be placed upon any and all certificates issued representing the Shares.  Further, Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares, for which Subscriber is purchasing.  The Subscriber acknowledges that he or she has been afforded the opportunity to ask questions of, and to obtain any information from, the Corporation and the Board of Directors as he or she deems necessary to determine the suitability and advisability of, and the merits and risk of, the purchase of the shares of Common Stock pursuant hereto.

3.3.        Risk.  Subscriber is aware that: (i) investment in the Company involves a high degree of risk, lack liquidity and substantial restrictions on transferability of interest; and (ii) no Federal or state agency has made any finding or determination as to the fairness for investment by the public, nor has made any recommendation or endorsement, of the Shares.

3.4.        Financial Ability.  Subscriber has sufficient financial resources available to support the loss of all or a portion of Subscriber’s investment in the Company, has no need for liquidity in the investment in the Company and is able to bear the economic risk of the investment.  Subscriber is sophisticated and experienced in investment matters, and, as a result, is in a position to evaluate an investment in the Company.

3.5.        Information.  Subscriber has been furnished any and all materials he has requested relating to the Company or the offering of the Shares and Subscriber has been afforded the opportunity to ask questions of the senior management and directors of the Corporation concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of the information provided to Subscriber.  Subscriber understands that such material is current information about the Company and does not in any way guarantee future performance or the completion of future proposed events discussed in such material.  Subscriber, either alone or with his professional advisors, has the capacity to protect his own interests in connection with this transaction.

3.6.        Compliance with Local Laws. Any resale of the Shares during the 'distribution compliance period' as defined in Ruled 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The investor will now offer to sell or sell the Shares in any jurisdiction unless the Subscriber obtains all required consents, if any.

3.7.        Regulation S Exemption.  The undersigned understands that that the Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and the state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares. In this regard, the undersigned represents warrants and agrees that:

3.7.1.     The undersigned is not a U.S. Person (as defined below) and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

3.7.1.1       any natural person resident in the United States of America;

3.7.1.2       any partnership or corporation organized or incorporated under the laws of the United States of America;

3.7.1.3       any estate of which any executor or administrator is a U.S. person;

3.7.1.4       any trust of which any trustee is a U.S. person;

3.7.1.5       any agency or branch of a foreign entity located in the United States of America; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

3.7.1.6       any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States if America; and

any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B)  formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

3.7.2.     At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

3.7.3.     the undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

3.7.4.     The undersigned will, after expiration of the Restricted Period, offer, sell pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state foreign securities laws.

3.7.5.     The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

3.7.6.     Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have compiled and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

3.7.7.     The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

3.7.8.     Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posed in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

3.7.9.     Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A) "THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

(B) "TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIOS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT EXEMPTION FROM REGISTRATION, HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

3.7.10.   The undersigned Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 3.

3.8.        Investor Questionnaire. The undersigned Subscriber represents and warrants to the Company that all information that the undersigned has provided to the Corporation, including, without limitation, the information in the Investor Questionnaire attached hereto as Exhibit 1 is complete and correct as of the date hereof.

4.      Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants as follows:

4.1.        Organization and Qualification.  The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted.

4.2.        Authorization, Enforceability.  (i) The Corporation has the requisite corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder  in accordance with the terms hereof, (ii) the execution and delivery of this Subscription Agreement by the Corporation and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Corporation’s Board of Directors and further consent or authorization of the Corporation by its Board of Directors is not required; and (iii) upon the execution and delivery of this Subscription Agreement by the Corporation, this Subscription Agreement will constitute valid and binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

4.3.        Issuance of Shares.  The Shares to be issued, sold and delivered by the Corporation hereunder, when so issued, sold and delivered, will be duly and validly issued, fully paid and nonassessable and will be issued in reliance upon applicable exemptions from the registration and qualification provisions of all applicable securities laws of the United States and each state whose securities laws may be applicable thereto.  All Shares will be issued free of any preemptive or similar right and free and clear of any claim, lien, security interest or other encumbrance.  Assuming the accuracy of the Subscriber’s representations and warranties hereunder, the issuance to the Subscriber of the Shares will be exempt from the registration requirements of the Securities Act and will be made in reliance upon applicable exemptions from the registration and qualification provisions of all applicable state securities laws.

5.      Miscellaneous

5.1.        Definition of Terms.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

5.2.        Entire Agreement.  This Subscription Agreement, together with the documents referenced herein, constitute the entire understanding among the parties with respect to the subject matter hereof, and supersede any prior understanding and/or written or oral agreements among them.  This Subscription Agreement may not be changed or modified, except by an agreement in writing signed by each of the parties hereto.

5.3.        Binding Effect; Successors and Assigns.  The Subscriber agrees not to transfer or assign this Subscription Agreement, or any of the Subscriber’s interest herein, and further agrees that the transfer or assignment of the Shares shall be made only in accordance with applicable laws and the terms of this Subscription Agreement.  Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefits of the parties hereto, their successors and assigns.

5.4.        Governing Law.  This Subscription Agreement shall be governed by the laws of the state of Delaware applicable to contracts made and wholly performed in that jurisdiction.

5.5.        Notices.  All notices or other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to the Subscriber at the addresses provided below and the Corporation at its registered office.  The Corporation and the Subscriber may change their addresses for notices by written notice to each other, as required.

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement on the date and year set forth below.

Number of Shares Subscribed for:
Total Subscription Price of Shares Subscribed for:

Subscriber’s Signature	Date

Name	Passport No.

Residence Address:	Mailing Address (if different from Residence Address):

Subscription for _________ Shares accepted
as of ____________________, ____.

Top Gear Inc.

By:
Name:
President

EXHIBIT 1

INVESTOR QUESTIONNAIRE

1. Print Full Name of Investor:
First, Middle, Last

2. Address for Notices:

3. Telephone Number:

4. Email Address:

5. Facsimile Number:

6. Permanent Address (if different from Address for Notices):

The Subscriber understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Subscriber to purchase the Shares. The Subscriber agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Subscriber agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Subscriber's status as an accredited investor or to otherwise determine the eligibility of the Subscriber to purchase the Shares. The Subscriber agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained herein.

Signature

Print Name